EXHIBIT 10.7
FIRST CALIFORNIA BANK
SPLIT DOLLAR AGREEMENT
(ADDENDUM A TO THE FIRST CALIFORNIA BANK SALARY CONTINUATION AGREEMENT)
     THIS AGREEMENT is adopted this 27th day of March, 2003, by and between FIRST CALIFORNIA BANK, located in Camarillo, California (the “Company”), and THOMAS E ANTHONY (the “Executive”). This Agreement shall append the Split Dollar Endorsement entered into on even date herewith or as subsequently amended, by and between the aforementioned parties.
INTRODUCTION
     To encourage the Executive to remain an employee of the Company, the Company is willing to divide the death proceeds of a life insurance policy on the Executive’s life. The Company will pay life insurance premiums from its general assets.
AGREEMENT
The Company and the Executive agree as follows:
Article 1
General Definitions
The following terms shall have the meanings specified:
     1.1 “Insured” means the Executive.
     1.2 “Insurer” means each life insurance carrier in which there is a Split Dollar Policy Endorsement attached to this Agreement.
     1.3 “Normal Retirement Age” means the Executive attaining 65 years of age.
     1.4 “Normal Retirement Date” means the later of the Normal Retirement Age or Termination of Employment.
     1.5 “Policy” means the specific life insurance policy or policies issued by the Insurer.
     1.6 “Salary Continuation Agreement” means that Salary Continuation Agreement between the Company and the Executive on even date herewith or as subsequently amended.
     1.7 “Termination for Cause” means the Company terminating the Executive’s employment for:
     (a) Gross negligence or gross neglect of duties to the Company;
     (b) Commission of a felony or of a gross misdemeanor involving moral turpitude in connection with the Executive’s employment with the Company; or
     (c) Fraud, disloyalty, dishonesty or willful violation of any law or significant Company policy committed in connection with the Executive’s employment and resulting in an adverse effect on the Company.
     1.8 “Termination of Employment” means that the Executive ceases to be employed by the Company for any reason, other than by reason of a leave of absence approved by the Company.
Article 2
Policy Ownership/Interests
     2.1 Company Ownership. The Company is the sole owner of the Policy and shall have the right to exercise all incidents of ownership. The Company shall be the beneficiary of the remaining death proceeds of the Policy after the Interest of the Executive or the Executive’s transferee has been paid according to Section 2.2 below.
     2.2 Executive’s Interest. The Executive shall have the right to designate the beneficiary death proceeds in the amount of $1,050,000 upon the death of the Executive, a) prior to Norm Retirement Age while employed by the Company; or b) after Normal Retirement Date or after Termination of Employment due to Disability or Change of Control as defined in the Salary Continuation Agreement. The Executive shall also have the right to elect and change settlement options that may be permitted. Upon the termination of this Agreement according to Article 7 herein, the Executive, the Executive’s transferee or the Executive’s beneficiary shall have no rights or interests in the Policy and no death benefit shall be paid under this Section 2.2.
     2.3 Option to Purchase. The Company shall not sell, surrender or transfer ownership of the Policy while this Agreement is in effect without first giving the Executive or the Executive’s transferee the option to purchase the Policy for a period of 60 days from written notice of such intention. The purchase price shall be an amount equal to the cash surrender value of the Policy. This provision shall not impair the right of the Company to terminate this Agreement.
     2.4 Comparable Coverage. Upon execution of this Agreement, the Company shall maintain the Policy in full force and effect and in no event shall the Company amend, terminate or otherwise abrogate the Executive’s interest in the Policy, unless the Company replaces the Policy with comparable insurance policy to cover the benefit provided under this Agreement and the Company and the Executive execute a new Split Dollar Policy Endorsement for said comparable insurance policy. The Policy or any comparable policy shall be subject to the claims of the Company creditors.
Article 3
Premiums
     3.1 Premium Payment. The Company shall pay any premiums due on the Policy.
     3.2 Economic Benefit. The Company shall determine the economic benefit attributable to the Executive based on the amount of the current term rate for the Executive’s age multiplied by the aggregate death benefit payable to the Executive’s beneficiary. The “current term rate” is the minimum amount required to be imputed under Revenue Rulings 64-328 and 66-110, or any subsequent applicable authority.

     3.3 Reimbursement. At the end of each Plan Year, the Executive shall reimburse the Company in an amount equal to the economic benefit.
Article 4
Assignment
     The Executive may assign without consideration all of the Executive’s interests in the Policy and in this Agreement to any person, entity or trust. In the event the Executive transfers all of the Executive’s interest in the Policy, then all of the Executive’s interest in the Policy and in the Agreement shall be vested in the Executive’s transferee, who shall be substituted as a party hereunder and the Executive shall have no further interest in the Policy or in this Agreement.
Article 5
Insurer
     The Insurer shall be bound only by the terms of the Policy. Any payments the Insurer makes or actions it takes in accordance with the Policy shall fully discharge it from all claims, suits and demands of all entities or persons. The Insurer shall not be bound by or be deemed to have notice of the provisions of this Agreement.
Article 6
Claims and Review Procedure
     6.1 Claims Procedure. Any person or entity who has not received benefits under the Plan that he or she believes should be paid (the “claimant”) shall make a claim for such benefits as follows:
          6.1.1 Initiation — Written Claim. The claimant initiates a claim by submitting to the Company a written claim for the benefits.
          6.1.2 Timing of Company Response. The Company shall respond to such claimant within 90 days after receiving the claim. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 90 days by notifying the claimant in writing, prior to the end of the initial 90-day period that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.
          6.1.3 Notice of Decision. If the Company denies part or all of the claim, the Company shall notify the claimant in writing of such denial. The Company shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:
     (a) The specific reasons for the denial,
     (b) A reference to the specific provisions of this Agreement on which the denial is based,

     (c) A description of any additional information or material necessary for the claimant to perfect the claim and an explanation of why it is needed,
     (d) An explanation of this Agreement’s review procedures and the time limits applicable to such procedures, and
     (e) A statement of the claimant’s right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.
     6.2 Review Procedure. If the Company denies part or all of the claim, the claimant shall have the opportunity for a full and fair review by the Company of the denial, as follows;
     6.2.1 Initiation — Written Request. To initiate the review, the claimant, within 60 days after receiving the Company’s notice of denial, must file with the Company a written request for review.
     6.2.2 Additional Submissions — Information Access. The claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Company shall also provide the claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant’s claim for benefits.
     6.2.3 Considerations on Review. In considering the review, the Company shall take into account all materials and information the claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.
     6.2.4 Timing of Company Response, The Company shall respond in writing to such claimant within 60 days after receiving the request for review. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 60 days by notifying the claimant in writing, prior to the end of the initial 60-day period that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.
     6.2.5 Notice of Decision. The Company shall notify the claimant in writing of it decision on review. The Company shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:
     (a) The specific reasons for the denial,
     (b) A reference to the specific provisions of this Agreement on which the denial is based,
     (c) A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant’s claim for benefits, and
     (d) A statement of the claimant’s right to bring a civil action under ERISA Section 502(a).

Article 7
Amendments and Termination
     This Agreement may be amended or terminated only by a written agreement signed by the Company and the Executive; however, this Agreement will automatically terminate upon the Executive’s Termination for Cause, Early Involuntary Termination or Early Voluntary Termination (as defined in the Salary Continuation Agreement) or in the event the Insurer refuses to pay a death benefit according to the terms of the Policy.
Article 8
Miscellaneous
     8.1 Binding Effect. This Agreement shall bind the Executive and the Company and their beneficiaries, survivors, executors, administrators and transferees, and any Policy beneficiary.
     8.2 No Guarantee of Employment. This Agreement is not an employment policy or contract. It does not give the Executive the right to remain an employee of the Company, nor does it interfere with the Company’s right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive’s right to terminate employment at any time.
     8.3 Applicable Law. The Agreement and all rights hereunder shall be governed by any construed according to the laws of the State of California, except to the extent preempted by the laws of the United States of America.
     8.4 Reorganization. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm or person unless such succeeding or continuing company, firm or person agrees to assume and discharge the obligations of the Company.
     8.5 Notice. Any notice, consent or demand required or permitted to be given under the provisions of this Split Dollar Agreement by one party to another shall be in writing, shall be sign by the party giving or making the same, and may be given either by delivering the same to such other party personally, or by mailing the same, by United States certified mail, postage prepaid, such party, addressed to his or her last known address as shown on the records of the Company. The date of such mailing shall be deemed the date of such mailed notice, consent or demand.
     8.6 Entire Agreement. This Agreement constitutes the entire agreement between 1 Company and the Executive as to the subject matter hereof. No rights are granted to the Executive by virtue of this Agreement other than those specifically set forth herein.
     8.7 Administration. The Company shall have powers which are necessary to administer the Agreement, including but not limited to:
     (a) Interpreting the provisions of this Agreement;
     (b) Establishing and revising the method of accounting for this Agreement;
     (c) Maintaining a record of benefit payments; and
     (d) Establishing rules and prescribing any forms necessary or desirable to administer this Agreement.

     8.8 Named Fiduciary. The Company shall be the named fiduciary and plan administrator under the Agreement. The named fiduciary may delegate to others certain aspects of t management and operation responsibilities of the plan including the employment of advisors and t delegation of ministerial duties to qualified individuals-
     IN WITNESS WHEREOF, the Executive and the Company consent to this Agreement on t date above written.

EXECUTIVE:	COMPANY
FIRST CALIFORNIA BANK

/s/ Thomas E. Anthony	By	/s/ James O. Birchfield

Thomas E. Anthony		James O. Birchfield
Chairman of the Board

SPLIT DOLLAR POLICY ENDORSEMENT (1 of 3)
FIRST CALIFORNIA BANK SPLIT DOLLAR AGREEMENT
Insured: Thomas E. Anthony
Insurer: Massachusetts Mutual Life Insurance Company
Policy No.
     Pursuant to the terms of the FIRST CALIFORNIA BANK SPLIT DOLLAR AGREEMENT date March 27, 2003, the undersigned Owner requests that the above-referenced policy issued by the Insurer provide for the following beneficiary designation and limited contract ownership rights to the Insured:
     1. Upon the death of the Insured, proceeds shall be paid in one sum to the Owner, its successors or assigns, to the extent of its interest in the policy. It is hereby provided that the Insurer may rely solely upon statement from the Owner as to the amount of proceeds it is entitled to receive under this paragraph.
     2. Any proceeds at the death of the Insured in excess of the amount paid under the provisions of the preceding paragraph shall be paid in one sum to:

PRIMARY BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

CONTINGENT BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER
The exclusive right to change the beneficiary for the proceeds payable under this paragraph, to elect an optional method of settlement for the proceeds paid under this paragraph which are available under the terms of the policy and to assign all rights and interests granted under this paragraph are hereby granted to the Insured. The sole signature of the Insured shall be sufficient to exercise said rights. The Owner retains a contract rights not granted to the Insured under this paragraph.
     3. It is agreed by the undersigned that this designation and limited assignment of rights shall be subject in all respects to the contractual terms of the policy.
     4. Any payment directed by the Owner under this endorsement shall be a full discharge of the Insure and such discharge shall be binding on all parties claiming any interest under the policy.
The undersigned for the Owner is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is being executed.
Signed at Camarillo, California this 27th day of March, 2003.

INSURED:	OWNER:
FIRST CALIFORNIA BANK

/s/ Thomas E. Anthony	By	/s/ James O. Birchfield

Thomas E. Anthony		James O. Birchfield
Chairman of the Board

SPLIT DOLLAR POLICY ENDORSEMENT (2 of 3)
FIRST CALIFORNIA BANK SPLIT DOLLAR AGREEMENT
Insured; Thomas E. Anthony
Insurer: New York Life Insurance Company
Policy No.
     Pursuant to the terms of the FIRST CALIFORNIA BANK SPLIT DOLLAR AGREEMENT dated March 27, 2003, the undersigned Owner requests that the above-referenced policy issued by the Insurer provide for the following beneficiary designation and limited contract ownership rights to the Insured:
     1. Upon the death of the Insured, proceeds shall be paid in one sum to the Owner, its successors assigns, to the extent of its interest in the policy. It is hereby provided that the Insurer may rely solely upon statement from the Owner as to the amount of proceeds it is entitled to receive under this paragraph.
     2. Any proceeds at the death of the Insured in excess of the amount paid under the provisions of the preceding paragraph shall be paid in one sum to:

PRIMARY BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

CONTINGENT BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER
The exclusive right to change the beneficiary for the proceeds payable under this paragraph, to elect an optional method of settlement for the proceeds paid under this paragraph which are available under the terms of the policy and to assign all rights and interests granted under this paragraph are hereby granted to the Insured. The sole signature of the Insured shall be sufficient to exercise said rights. The Owner retains its contract rights not granted to the Insured under this paragraph.
     3. It is agreed by the undersigned that this designation and limited assignment of rights shall be subject in all respects to the contractual terms of the policy.
     4. Any payment directed by the Owner under this endorsement shall be a full discharge of the Insure and such discharge shall be binding on all parties claiming any interest under the policy.
The undersigned for the Owner is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is being executed.
Signed at Camarillo, California this 27th day of March, 2003.

INSURED:	OWNER:
FIRST CALIFORNIA BANK

/s/ Thomas E. Anthony	By	/s/ James O. Birchfield

Thomas E. Anthony		James O. Birchfield Chairman of the Board

SPLIT DOLLAR POLICY ENDORSEMENT (3 of 3)
FIRST CALIFORNIA BANK SPLIT DOLLAR AGREEMENT
Insured: Thomas E. Anthony
Insurer; West Coast Life Insurance Company
Policy No.
     Pursuant to the terms of the FIRST CALIFORNIA BANK SPLIT DOLLAR AGREEMENT dated March 27, 2003, the undersigned Owner requests that the above-referenced policy issued by West Coast Life Insurance Company (“Insurer”) provide for the following beneficiary designation and limited contract ownership rights to the Insured:
     1. Upon the death of the Insured, proceeds shall be paid in one sum to the Owner, its successors or assigns, to the extent of its interest in the policy. It is hereby provided that the Insurer may rely solely upon a statement from the Owner as to the amount of proceeds it is entitled to receive under this paragraph.
     2. Any proceeds at the death of the Insured in excess of the amount paid under the provisions of the preceding paragraph shall be paid in one sum to:

PRIMARY BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

CONTINGENT BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER
The exclusive right to change the beneficiary for the proceeds payable under this paragraph, to elect any optional method of settlement for the proceeds paid under this paragraph which are available under the terms of the policy and to assign all rights and interests granted under this paragraph are hereby granted to the Insured. The sole signature of the Insured shall be sufficient to exercise said rights. The Owner retains all contract rights not granted to the Insured under this paragraph.
     3. It is agreed by the undersigned that this designation and limited assignment of rights shall be subject in all respects to the contractual terms of the policy.
     4. Any payment directed by the Owner under this endorsement shall be a full discharge of the Insurer, and such discharge shall be binding on all parties claiming any interest under the policy.
The undersigned for the Owner is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is being executed.
Signed at Camarillo, California this 27th day of March, 2003.

INSURED:	OWNER:
FIRST CALIFORNIA BANK

/s/ Thomas E. Anthony	By	/s/ James O. Birchfield

Thomas E. Anthony		James O. Birchfield
Chairman of the Board

BENEFICIARY DESIGNATION
FIRST CALIFORNIA BANK
SALARY CONTINUATION AGREEMENT
Thomas E. Anthony
I designate the following as beneficiary of any death benefits under this Agreement:

Primary:

Contingent:

Note:	To name a trust as beneficiary, please provide the name of the trustee(s) and the exact name and date of the trust agreement
I understand that I may change these beneficiary designations by filing a new written designation with the Company. I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or, if I have named my spouse as beneficiary and our marriage is subsequently dissolved.

Signature	/s/ Thomas E. Anthony

Thomas E. Anthony

Date	3/27/03

Received by the Company this 27th day of March, 2003.

By	/s/ James O. Birchfield

James O. Birchfield
Chairman of the Board